Lines of Credit	12 Months Ended
Dec. 31, 2013
Lines of Credit [Abstract]
LINES OF CREDIT
6 – LINES OF CREDIT

Bank

The Company has a $150,000 revolving line of credit with a bank (the “Line of Credit”), effective in December 2008, for its general working capital needs. The line contains certain restrictive covenants including restrictions on granting liens on the Company's assets. The line is also guaranteed by certain officers of the Company. The line of credit matured on December 18, 2009 and was renewed and was due on December 18, 2012. The revolving line was modified on December 18, 2012 so that the loan no longer has an expiration date of December 18, 2012, but instead, a final maturity date of December 18, 2018. The interest rate per year is equal to the bank’s prime rate plus 6.50%. The bank’s prime rate of interest at December 31, 2012 was 3.25%. The balance due at December 31, 2012 was $150,000 with $25,000 reflected as a current portion.

On September 19, 2013, the Company converted the Line of Credit to a term note. The Company consolidated the Line of Credit and an existing bank term loan into a consolidated term loan with a monthly payment in the amount of $3,209 with a new maturity date of September 19, 2017. At the time of the conversion the line of credit had an outstanding balance in the amount of $133,334. (See Note 7)

Dell

The Company maintains a Dell Business Credit line of up to $50,000. Interest rates vary under the line based on difference types of payment plans. The balance due under the line as of December 31, 2013 and 2012 was $44,692 and $25,000, respectively, which is included in line of credit, current portion in the accompanying consolidated financial statements.